Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS THIRD-QUARTER 2008 RESULTS

HAMILTON, BERMUDA, November 3, 2008—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported a net loss for the three months ended September 30, 2008, of $163.2 million, or $2.89 per fully diluted share, compared to net income of $66.8 million, or $1.05 per fully diluted share, for the three months ended September 30, 2007. Net operating loss, which represents net income or loss excluding after-tax net realized gains and losses on fixed maturities, was $146.1 million, or $2.59 per fully diluted share, compared to net operating income of $68.4 million, or $1.08 per fully diluted share, for the three months ended September 30, 2008 and 2007, respectively.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “Max’s continued solid underwriting performance has been overshadowed by the impact of an unusually difficult investment environment. Max’s overall combined ratio remains ahead of plan for the year despite the soft market conditions and the occurrence of multiple cat events, with the improved underwriting performance primarily due to favorable development of prior period reserves. As previously announced, our overall investment portfolio return was negative for the quarter but compared favorably to major indices on a year to date basis. We have updated our investment strategy in keeping with Max’s growing and changing underwriting platforms which should serve us well in an increasingly attractive underwriting environment for 2009.”

For the nine months ended September 30, 2008, the Company had a net loss of $81.2 million, or $1.43 per diluted share, compared to net income of $240.9 million, or $3.77 per diluted share, for the nine months ended September 30, 2007. Net operating loss was $63.7 million, or $1.12 per diluted share, compared to net operating income of $243.9 million, or $3.81 per diluted share, for the nine months ended September 30, 2008 and 2007, respectively.

Gross premiums written from property and casualty underwriting for the three months ended September 30, 2008, were $206.3 million compared to $160.8 million for the three months ended September 30, 2007, an increase of 28.3 percent. The increase in gross premiums written reflects the growth of the Company’s property and casualty U.S. specialty segment, which commenced underwriting activity in the first half of 2007. Net premiums earned from property and casualty underwriting for the three months ended September 30, 2008, were $141.6 million compared to $115.5 million for the same period of 2007. There were no gross premiums written and net premiums earned from life and annuity underwriting for the three months ended September 30, 2008, compared to $62.2 million and $62.1 million for the same period of 2007.

Gross premiums written from property and casualty underwriting for the nine months ended September 30, 2008, were $787.9 million compared to $614.5 million for the nine months ended September 30, 2007, an increase of 28.2 percent. The increase in property and casualty gross premiums written was principally due to the expansion of the Company’s agriculture reinsurance product line together with the growth of its property and casualty U.S. specialty segment. Property and casualty reinsurance, property and casualty insurance, property and casualty U.S. specialty insurance, and life and annuity reinsurance accounted for 42.8 percent, 31.3 percent, 15.2 percent and 10.7 percent, respectively, of gross premiums written for the nine months ended September 30, 2008, versus 45.5 percent, 41.9 percent, 3.2 percent and 9.4 percent, respectively, for the same period in 2007. Net premiums earned from property and casualty underwriting for the nine months ended September 30, 2008, were $418.0 million compared to $391.8 million for the same period of 2007. Gross premiums written and net premiums earned from life and annuity underwriting for the nine months ended September 30, 2008, were $94.3 million and $94.0 million, respectively, compared to $63.6 million and $63.2 million for the same period of 2007, with one annuity reinsurance transaction in each period.

Net investment income for the three months ended September 30, 2008, decreased to $45.3 million from $49.7 million for the same period in 2007, principally attributable to lower yields on cash and fixed-maturity investments. Net losses on alternative investments for the three months ended September 30, 2008 were $158.8 million, for a negative 12.99 percent rate of return, compared to net gains of $14.5 million and a 1.19 percent rate of return for the same period in 2007. For the nine months ended September 30, 2008 alternative investments have returned negative 11.98 percent or a net loss of $145.0 million compared to 12.18 percent or net gains of $136.7 million for the same period in 2007. Trailing twelve-month and sixty-month returns on alternative investments were negative 8.22 percent and positive 4.95 percent, respectively, at September 30, 2008. In accordance with the Company’s accounting policy, the unrealized mark-to-market gains and losses from the alternative investment portfolio are recorded through net income rather than as an adjustment to book value through other comprehensive income. Invested assets were $5.0 billion as of September 30, 2008, with an allocation of 81.4 percent to cash and fixed maturities and 18.6 percent to alternative investments.

Property and casualty net losses and loss expenses were $106.8 million with a loss ratio of 75.5% for the three months ended September 30, 2008, compared to $50.8 million with a loss ratio of 44.0% for the same period in 2007. Net losses recognized in the three months ended September 30, 2008 related to hurricanes Gustav and Ike were $50.0 million, net of reinstatement premiums of $7.4 million. There were no comparable catastrophe-related losses in the 2007 period. Results for the three months ended September 30, 2008 include net favorable development on prior period reserves of $52.3 million on property and casualty reinsurance and insurance reserves, compared to net favorable development of $49.2 million in the same period in 2007.

Claims and policy benefits for life and annuity reinsurance decreased from $70.6 million for the three months ended September 30, 2007 to $14.0 million for the same period in 2008, as no new life and annuity transactions were written in the current quarter.

Acquisition costs for the three months ended September 30, 2008, were $13.9 million compared to $12.1 million for the three months ended September 30, 2007. The increase in the 2008 quarter compared to the same period in 2007 was principally attributable to the growth in the Company’s property and casualty U.S. specialty segment.

Interest expense for the three months ended September 30, 2008, was $4.5 million versus $13.7 million for the same period in 2007. The decrease was principally attributable to lower interest crediting rates on certain large funds withheld balances, which are based on the total return of two fixed income indices, together with the reduction in interest expense on bank loans due to the decrease in LIBOR compared to the same period in 2007.

General and administrative expenses for the three months ended September 30, 2008, were $33.3 million compared to $27.8 million for the same period in 2007. The increase in general and administrative expenses was principally the result of losses on foreign exchange and expenses related to the growth of the Company’s property and casualty U.S. specialty segment.

During the three months ended September 30, 2008, under the Board-approved share repurchase authorization, the Company repurchased 109,500 of its common shares at an average price of $25.63 per share for a total amount of $2.8 million. As of September 30, 2008, $73.4 million remains under the Company’s share repurchase authorization.

Shareholders’ equity was $1,274.5 million at September 30, 2008. Book value per share at September 30, 2008, was $22.77 per share, versus $27.54 at December 31, 2007, a decrease of 17.3 percent. Fully diluted book value per share at September 30, 2008, was $21.88 versus $25.59 at December 31, 2007, a decrease of 14.5 percent. Diluted book value per share is computed using the treasury stock method.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This release includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

In presenting the Company’s results, management has included and discussed net operating income per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Contacts
N. James Tees	Roanne Kulakoff
Executive Vice President	Kekst and Company
jim.tees@maxcapservices.com	roanne-kulakoff@kekst.com
1-441-293-8800	1-212-521-4837

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
Cash and cash equivalents	$652,929	$397,656
Fixed maturities, available for sale at fair value	3,410,672	3,663,226
Alternative investments, at fair value	930,315	1,061,734
Accrued interest income	47,639	49,100
Premiums receivable	505,260	432,965
Losses and benefits recoverable from reinsurers	716,186	578,333
Deferred acquisition costs	51,568	44,187
Prepaid reinsurance premiums	180,322	130,071
Trades pending settlement	62,384	112,423
Other assets	81,658	68,834

Total assets	$6,638,933	$6,538,529

LIABILITIES
Property and casualty losses	$2,568,020	$2,333,877
Life and annuity benefits	1,222,016	1,203,509
Deposit liabilities	219,524	220,513
Funds withheld from reinsurers	158,957	169,263
Unearned property and casualty premiums	557,845	439,581
Reinsurance balances payable	147,579	99,221
Accounts payable and accrued expenses	95,713	58,892
Bank loans	295,000	330,000
Senior notes	99,797	99,779

Total liabilities	5,364,451	4,954,635

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 55,970,138 (2007 - 57,515,075) shares issued and outstanding	55,970	57,515
Additional paid-in capital	759,478	844,455
Accumulated other comprehensive loss	(146,749)	(20,341)
Retained earnings	605,783	702,265

Total shareholders’ equity	1,274,482	1,583,894

Total liabilities and shareholders’ equity	$6,638,933	$6,538,529

Book Value Per Share	$22.77	$27.54

Fully Diluted Book Value Per Share	$21.88	$25.59

Diluted Shares Outstanding	58,246,737	61,901,228

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2008	2007	2008	2007
REVENUES
Gross premiums written	$206,260	$222,989	$882,186	$678,089
Reinsurance premiums ceded	(96,061)	(49,680)	(299,851)	(203,521)

Net premiums written	$110,199	$173,309	$582,335	$474,568

Earned premiums	$238,378	$239,462	$760,676	$640,651
Earned premiums ceded	(96,789)	(61,908)	(248,665)	(185,664)

Net premiums earned	141,589	177,554	512,011	454,987

Net investment income	45,265	49,665	137,398	138,851
Net (losses) gains on alternative investments	(158,756)	14,487	(144,990)	136,686
Net realized losses on fixed maturities	(17,550)	(1,650)	(17,911)	(2,975)
Other income	(423)	244	1,001	587

Total revenues	10,125	240,300	487,509	728,136

LOSSES AND EXPENSES
Net losses and loss expenses	106,834	50,781	278,585	243,229
Claims and policy benefits	14,000	70,572	137,175	91,640
Acquisition costs	13,896	12,105	35,743	46,763
Interest expense	4,501	13,673	20,547	30,108
General and administrative expenses	33,308	27,783	95,520	79,741

Total losses and expenses	172,539	174,914	567,570	491,481

(LOSS) INCOME BEFORE TAXES	(162,414)	65,386	(80,061)	236,655
Income tax expense (benefit)	773	(1,380)	1,174	(4,244)

NET (LOSS) INCOME	(163,187)	66,766	(81,235)	240,899

Change in net unrealized depreciation of fixed maturities, net of tax	(40,127)	33,274	(108,939)	(24,472)
Foreign currency translation adjustment	(9,116)	1,666	(17,469)	2,535

COMPREHENSIVE (LOSS) INCOME	$(212,430)	$101,706	$(207,643)	$218,962

Basic earnings per share	$(2.89)	$1.12	$(1.43)	$4.01

Diluted earnings per share	$(2.89)	$1.05	$(1.43)	$3.77

Diluted net operating earnings per share	$(2.59)	$1.08	$(1.12)	$3.81

Weighted average shares outstanding - basic	56,385,134	59,609,354	56,660,457	60,021,083

Weighted average shares outstanding - diluted	58,505,163	63,558,087	60,370,906	63,958,341

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2008	2007
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	57,515	60,277
Issuance of shares	2,315	1,488
Repurchase of shares	(3,860)	(3,057)

Balance, end of period	55,970	58,708

Additional paid-in capital
Balance, beginning of period	844,455	933,292
Issuance of common shares, net	2,677	3,294
Stock based compensation expense	14,726	13,319
Repurchase of shares	(102,380)	(76,575)

Balance, end of period	759,478	873,330

Accumulated other comprehensive loss
Balance, beginning of period	(20,341)	(21,688)
Holding losses on fixed maturities arising in period, net of tax	(122,677)	(27,447)
Net realized losses included in net income, net of tax	13,738	2,975
Currency translation adjustments	(17,469)	2,535

Balance, end of period	(146,749)	(43,625)

Retained earnings
Balance, beginning of period	702,265	418,180
Net (loss) income	(81,235)	240,899
Dividends paid	(15,247)	(13,896)

Balance, end of period	605,783	645,183

Total shareholders’ equity	$1,274,482	$1,533,596

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30
	2008	2007
OPERATING ACTIVITIES
Net (loss) income	$(81,235)	$240,899
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	14,726	13,319
Amortization of premium on fixed maturities	3,771	3,271
Accretion of deposit liabilities	3,649	4,950
Net losses (gains) on alternative investments	144,990	(136,686)
Net realized losses on fixed maturities	17,911	2,975
Changes in:
Accrued interest income	1,461	(4,450)
Premiums receivable	(72,295)	(32,529)
Losses and benefits recoverable from reinsurers	(140,869)	(113,611)
Deferred acquisition costs	(7,381)	(1,329)
Prepaid reinsurance premiums	(51,004)	(17,659)
Trades pending settlement	50,039	87,086
Other assets	17,135	(7,658)
Property and casualty losses	247,334	170,910
Life and annuity benefits	55,057	68,965
Funds withheld from reinsurers	(10,306)	606
Unearned property and casualty premiums	121,510	37,492
Reinsurance balances payable	48,358	28,337
Accounts payable and accrued expenses	36,821	(47,814)

Cash provided by operating activities	399,672	297,074

INVESTING ACTIVITIES
Purchases of fixed maturities	(638,977)	(1,103,483)
Sales of fixed maturities	261,290	263,024
Redemptions of fixed maturities	441,634	346,525
Net (purchases) sales of alternative investments	(13,571)	108,276
Acquisition of subsidiary, net of cash acquired	(29,941)	(28,400)

Cash provided by (used in) investing activities	20,435	(414,058)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	4,992	4,782
Repurchase of common shares	(106,240)	(79,632)
(Repayment of) proceeds from bank loans	(35,000)	165,000
Net proceeds from issuance of senior notes	—	99,497
Dividends paid	(15,247)	(13,896)
Additions to deposit liabilities	15,762	18,879
Payment of deposit liabilities	(21,011)	(7,379)

Cash (used in) provided by financing activities	(156,744)	187,251

Effect of exchange rate on cash	(8,090)	2,535
Net increase in cash and cash equivalents	255,273	72,802
Cash and cash equivalents, beginning of period	397,656	441,895

CASH AND CASH EQUIVALENTS, END OF PERIOD	$652,929	$514,697

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $14,892 and $13,084 for the nine months ended September 30, 2008 and 2007, respectively.

Corporate taxes paid totaled $185 and $307 for the nine months ended September 30, 2008 and 2007, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$377,485	$276,288	$134,162	$787,935	$94,251	$—	$882,186
Reinsurance premiums ceded	(85,133)	(133,099)	(81,334)	(299,566)	(285)	—	(299,851)

Net premiums written	$292,352	$143,189	$52,828	$488,369	$93,966	$—	$582,335

Earned premiums	$310,663	$278,092	$77,670	$666,425	$94,251	$—	$760,676
Earned premiums ceded	(57,817)	(140,991)	(49,571)	(248,379)	(286)	—	(248,665)

Net premiums earned	252,846	137,101	28,099	418,046	93,965	—	512,011

Net investment income	27,797	13,313	5,563	46,673	29,932	60,793	137,398
Net losses on alternative investments	(29,638)	(13,576)	—	(43,214)	(58,751)	(43,025)	(144,990)
Net realized losses on fixed maturities	—	—	(523)	(523)	—	(17,388)	(17,911)
Other income	—	1,112	140	1,252	—	(251)	1,001

Total revenues	251,005	137,950	33,279	422,234	65,146	129	487,509

Net losses and loss expenses	150,326	108,819	19,440	278,585	—	—	278,585
Claims and policy benefits	—	—	—	—	137,175	—	137,175
Acquisition costs	35,174	(1,945)	2,058	35,287	456	—	35,743
Interest expense	2,382	—	—	2,382	2,096	16,069	20,547
General and administrative expenses	21,981	16,052	20,599	58,632	2,273	34,615	95,520

Total losses and expenses	209,863	122,926	42,097	374,886	142,000	50,684	567,570

Income (loss) before taxes	$41,142	$15,024	$(8,818)	$47,348	$(76,854)	$(50,555)	$(80,061)

Loss Ratio (a)	59.5%	79.4%	69.2%	66.6%
Combined Ratio (b)	82.1%	89.7%	149.8%	89.1%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$72,458	$80,908	$52,894	$206,260	$—	$—	$206,260
Reinsurance premiums ceded	(27,210)	(38,316)	(30,535)	(96,061)	—	—	(96,061)

Net premiums written	$45,248	$42,592	$22,359	$110,199	$—	$—	$110,199

Earned premiums	$110,132	$93,264	$34,982	$238,378	$—	$—	$238,378
Earned premiums ceded	(28,054)	(47,013)	(21,722)	(96,789)	—	—	(96,789)

Net premiums earned	82,078	46,251	13,260	141,589	—	—	141,589

Net investment income	8,360	4,933	1,753	15,046	9,347	20,872	45,265
Net losses on alternative investments	(32,637)	(14,937)	—	(47,574)	(65,286)	(45,896)	(158,756)
Net realized losses on fixed maturities	—	—	(523)	(523)	—	(17,027)	(17,550)
Other income	—	—	140	140	—	(563)	(423)

Total revenues	57,801	36,247	14,630	108,678	(55,939)	(42,614)	10,125

Net losses and loss expenses	58,990	39,014	8,830	106,834	—	—	106,834
Claims and policy benefits	—	—	—	—	14,000	—	14,000
Acquisition costs	12,668	(743)	1,773	13,698	198	—	13,896
Interest expense	(63)	—	—	(63)	(148)	4,712	4,501
General and administrative expenses	6,186	5,200	8,323	19,709	782	12,817	33,308

Total losses and expenses	77,781	43,471	18,926	140,178	14,832	17,529	172,539

Income (loss) before taxes	$(19,980)	$(7,224)	$(4,296)	$(31,500)	$(70,771)	$(60,143)	$(162,414)

Loss Ratio (a)	71.9%	84.4%	66.6%	75.5%
Combined Ratio (b)	94.8%	94.0%	142.7%	99.0%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2007 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$308,765	$284,078	$21,692	$614,535	$63,554	$—	$678,089
Reinsurance premiums ceded	(41,629)	(146,419)	(15,074)	(203,122)	(399)	—	(203,521)

Net premiums written	$267,136	$137,659	$6,618	$411,413	$63,155	$—	$474,568

Earned premiums	$271,578	$299,984	$5,535	$577,097	$63,554	$—	$640,651
Earned premiums ceded	(30,531)	(150,854)	(3,880)	(185,265)	(399)	—	(185,664)

Net premiums earned	241,047	149,130	1,655	391,832	63,155	—	454,987

Net investment income	31,826	12,056	3,856	47,738	22,261	68,852	138,851
Net gains on alternative investments	41,364	10,517	—	51,881	43,313	41,492	136,686
Net realized losses on fixed maturities	—	—	—	—	—	(2,975)	(2,975)
Other income	—	—	—	—	—	587	587

Total revenues	314,237	171,703	5,511	491,451	128,729	107,956	728,136

Net losses and loss expenses	131,484	110,799	946	243,229	—	—	243,229
Claims and policy benefits	—	—	—	—	91,640	—	91,640
Acquisition costs	47,247	(972)	(96)	46,179	584	—	46,763
Interest expense	8,919	—	—	8,919	4,368	16,821	30,108
General and administrative expenses	20,428	13,409	14,149	47,986	2,126	29,629	79,741

Total losses and expenses	208,078	123,236	14,999	346,313	98,718	46,450	491,481

Income (loss) before taxes	$106,159	$48,467	$(9,488)	$145,138	$30,011	$61,506	$236,655

Loss Ratio (a)	54.5%	74.3%	57.2%	62.1%
Combined Ratio (b)	82.6%	82.6%	n/a	86.1%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2007 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty				Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Reinsurance	Insurance	U.S. Specialty	Total	Reinsurance
Gross premiums written	$68,839	$80,140	$11,820	$160,799	$62,190	$—	$222,989
Reinsurance premiums ceded	(6,463)	(34,891)	(8,200)	(49,554)	(126)	—	(49,680)

Net premiums written	$62,376	$45,249	$3,620	$111,245	$62,064	$—	$173,309

Earned premiums	$74,673	$98,003	$4,596	$177,272	$62,190	$—	$239,462
Earned premiums ceded	(8,672)	(49,896)	(3,214)	(61,782)	(126)	—	(61,908)

Net premiums earned	66,001	48,107	1,382	115,490	62,064	—	177,554

Net investment income	9,994	4,102	2,211	16,307	7,620	25,738	49,665
Net gains on alternative investments	3,903	1,108	—	5,011	4,529	4,947	14,487
Net realized losses on fixed maturities	—	—	—	—	—	(1,650)	(1,650)
Other income	—	—	—	—	—	244	244

Total revenues	79,898	53,317	3,593	136,808	74,213	29,279	240,300

Net losses and loss expenses	16,170	33,817	794	50,781	—	—	50,781
Claims and policy benefits	—	—	—	—	70,572	—	70,572
Acquisition costs	12,334	(339)	(76)	11,919	186	—	12,105
Interest expense	4,675	—	—	4,675	2,200	6,798	13,673
General and administrative expenses	6,487	4,494	5,970	16,951	697	10,135	27,783

Total losses and expenses	39,666	37,972	6,688	84,326	73,655	16,933	174,914

Income (loss) before taxes	$40,232	$15,345	$(3,095)	$52,482	$558	$12,346	$65,386

Loss Ratio (a)	24.5%	70.3%	57.5%	44.0%
Combined Ratio (b)	53.0%	78.9%	n/a	69.0%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–NINE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	Nine Months Ended September 30, 2008		Nine Months Ended September 30, 2007
	Gross Premiums Written	Percentage of Total Premiums Written	Gross Premiums Written	Percentage of Total Premiums Written
Property & Casualty:
Bermuda/Dublin Reinsurance:
Agriculture	$80,220	9.1%	$872	0.1%
Aviation	27,746	3.1%	33,314	4.9%
Excess Liability	8,239	1.0%	14,705	2.2%
Medical Malpractice	64,555	7.3%	49,868	7.3%
Other	2,849	0.3%	278	0.0%
Professional Liability	29,306	3.3%	37,082	5.5%
Property	97,774	11.1%	96,709	14.3%
Marine & Energy	7,892	0.9%	33,058	4.9%
Whole Account	10,481	1.2%	12,551	1.8%
Workers’ Compensation	48,423	5.5%	30,328	4.5%

	377,485	42.8%	308,765	45.5%
Bermuda/Dublin Insurance:
Aviation	21,870	2.5%	14,408	2.1%
Excess Liability	96,557	10.9%	106,160	15.7%
Professional Liability	116,565	13.2%	116,624	17.2%
Property	41,296	4.7%	46,886	6.9%

	276,288	31.3%	284,078	41.9%
U.S. Specialty:
Property	65,590	7.4%	21,692	3.2%
General Casualty	42,849	4.9%	—	0.0%
Marine	25,723	2.9%	—	0.0%

	134,162	15.2%	21,692	3.2%

Aggregate Property & Casualty	$787,935	89.3%	$614,535	90.6%

Life & Annuity:
Annuity	$92,821	10.5%	$62,010	9.2%
Health	—	0.0%	28	0.0%
Life	1,430	0.2%	1,516	0.2%

Aggregate Life & Annuity	94,251	10.7%	63,554	9.4%

Aggregate P&C and Life & Annuity	$882,186	100.0%	$678,089	100.0%

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2008	2007	2008	2007
Net (loss) income	$(163,187)	$66,766	$(81,235)	$240,899
Net realized losses on fixed maturities, net of tax	17,065	1,650	17,532	2,975

Net operating (loss) income	$(146,122)	$68,416	$(63,703)	$243,874

Net (loss) income per diluted share	$(2.89)	$1.05	$(1.43)	$3.77
Net realized losses on fixed maturities, net of tax	0.30	0.03	0.31	0.04

Net operating (loss) income per diluted share	$(2.59)	$1.08	$(1.12)	$3.81

Weighted average shares outstanding - basic	56,385,134	59,609,354	56,660,457	60,021,083
Weighted average shares outstanding - diluted	58,505,163	63,558,087	60,370,906	63,958,341

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended September 30		Nine Months Ended September 30
	2008	2007	2008	2007
Net (loss) income	$(163,187)	$66,766	$(81,235)	$240,899
Annualized net (loss) income	(652,748)	267,064	(108,313)	321,199

Net operating (loss) income	$(146,122)	$68,416	$(63,703)	$243,874
Annualized net operating (loss) income	(584,488)	273,664	(84,937)	325,165

Beginning shareholders’ equity	$1,489,556	$1,472,774	$1,583,894	$1,390,061
Ending shareholders’ equity	1,274,482	1,533,596	1,274,482	1,533,596

Average shareholders’ equity	$1,382,019	$1,503,185	$1,429,188	$1,461,829

Annualized return on average shareholders’ equity	-47.2%	17.8%	-7.6%	22.0%
Annualized net operating return on average shareholders’ equity	-42.3%	18.2%	-5.9%	22.2%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–NINE MONTHS ENDED SEPTEMBER 30, 2008 (Unaudited)

Selected Investment Return Data:

			Periodic Rate of Return
	Fair Value*	Investment Distribution	Last 3 Months	Year to Date	Last 12 months	Last 60 months**
Cash and Fixed Maturities	$4,063,601	81.4%	0.31%	0.80%	2.67%	3.53%

Convertible Arbitrage	10,625	0.2%	-13.88%	-13.88%	-13.88%	-3.02%
Distressed Securities	136,079	2.7%	-11.94%	-10.19%	-5.45%	-12.94%
Diversified Arbitrage	64,057	1.3%	-15.66%	-22.84%	-25.52%	1.32%
Emerging Markets	51,443	1.0%	-14.16%	-11.54%	-8.59%	11.48%
Event-Driven Arbitrage	109,562	2.2%	-23.44%	-14.95%	-8.03%	11.26%
Fixed Income Arbitrage	29,788	0.6%	-0.84%	14.21%	24.23%	9.31%
Global Macro	83,690	1.7%	-10.40%	-5.59%	0.53%	5.21%
Long / Short Credit	43,045	0.9%	-6.47%	-4.94%	-3.81%	7.60%
Long / Short Equity	356,781	7.1%	-12.23%	-12.91%	-5.13%	6.09%
Opportunistic	40,725	0.8%	-16.28%	-21.25%	-19.11%	12.17%

MDS ****	925,795	18.5%	-13.03%	-12.07%	-8.46%	5.59%
Reinsurance Private Equity	4,520	0.1%	-2.85%	14.69%	92.95%	9.20%

Alternative Investments	$930,315	18.6%	-12.99%	-11.98%	-8.22%	4.95%

Total Investments	$4,993,916	100.0%	-2.83%	-2.17%	0.23%	4.63%

Alternative Investment Return Data ***:

HFRI Fund of Funds Index ^			-9.63%	-11.84%	-10.10%	5.04%

MDS Performance History **** – 60 months ended September 30, 2008

Largest monthly gain	4.15%	Largest monthly loss	(7.31)%
Largest quarterly gain	5.83%	Largest quarterly loss	(13.03)%
Average monthly gain	1.03%	Average monthly loss	(1.60)%
Average quarterly gain	3.42%	Average quarterly loss	(3.12)%
Months with a gain	42	Months with a loss	18
Quarters with a gain	14	Quarters with a loss	6
% of months with a gain	70%	Quarterly standard deviation	4.19%
% of quarters with a gain	70%	Annual standard deviation	6.28%
		Largest drawdown *****	(13.03)%

Monthly performance

	2003	2004	2005	2006	2007	2008
January		1.75%	0.16%	2.75%	1.28%	(1.37)%
February		1.28%	1.69%	0.39%	1.50%	1.83%
March		1.18%	(0.61)%	1.22%	1.90%	(2.58)%
April		0.03%	(0.65)%	1.89%	2.30%	(0.13)%
May		(0.87)%	(0.68)%	(1.74)%	2.59%	2.51%
June		0.70%	1.20%	(0.66)%	0.85%	0.93%
July		0.03%	1.33%	(0.71)%	0.99%	(4.12)%
August		(0.02)%	0.98%	0.02%	(1.62)%	(2.14)%
September		0.04%	1.84%	(2.04)%	1.85%	(7.31)%
October	0.98%	1.04%	(1.45)%	1.37%	4.15%
November	0.56%	2.54%	0.61%	1.81%	0.10%
December	1.85%	1.74%	1.37%	1.96%	(0.13)%

Quarterly performance

Q1		4.27%	1.22%	4.41%	4.75%	(2.15)%
Q2		(0.15)%	(0.14)%	(0.54)%	5.83%	3.33%
Q3		0.06%	4.21%	(2.72)%	1.18%	(13.03)%
Q4	3.43%	5.41%	0.51%	5.22%	4.11%
Period return	3.43%	9.81%	5.88%	6.30%	16.78%	(12.07)%

Past performance should not be considered to be a reliable indicator of future performance.

*	Expressed in thousands of United States Dollars
**	Annualized
***	The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.
****	Net of all fees
*****	Largest drawdown represents the largest decline in value between two NAV peak values.
^	As reported by HFRI as at October 21, 2008